                                                                    EXHIBIT 28.1
Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Nov-96

Deal Reference                                   93-2A             93-2B              93-2C             93-2D
                                             --------------    --------------    ---------------    --------------
Beginning Security Balance                   $66,667,394.83    $72,115,622.00    $133,795,480.30    $97,903,123.14
  Loans Repurchased                                     -                 -                  -                 -
  Scheduled Principal Distribution                63,994.87         68,195.03         139,967.87        493,122.62
  Additional Principal Distribution               11,928.00           (770.96)         31,212.85        105,884.44
  Liquidations Distribution                             -        1,291,756.50         756,687.28        201,619.66
  Accelerated Prepayments                               -                 -                  -                 -
  Adjustments (Cash)                                    -                 -                  -                 -
  Losses/Foreclosures                                   -                 -                  -                 -
  Special Hazard Account                                -                 -                  -                 -
                                             --------------    --------------    ---------------    --------------
                    Ending Security Balance  $66,591,471.96    $70,756,441.43    $132,867,612.30    $97,102,496.42
                                             ==============    ==============    ===============    ==============
Interest Distribution:
Due Certificate Holders                      $   419,617.53    $   511,899.09    $    820,517.18    $   557,884.25
Compensating Interest                                   -                 -             1,339.28            965.87
Fees:
  Trustee Fee (Tx. Com. Bk.)                         750.01            901.44           1,672.44          1,223.79
  Pool Insurance Premium (PMI Mtg. Ins.)                -                 -                  -                 -
  Pool Insurance (GE Mort. Ins.)                  16,133.51         20,697.27                -           15,762.40
  Pool Insurance (United Guaranty Ins.)                 -                 -                  -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)          -                 -                  -                 -
  Special Hazard Insurance (Comm. and Ind.)        3,166.70          2,157.48                -                 -
  Bond Manager Fee (Capstead)                      1,055.57               -             1,672.44          1,427.75
  Excess Compensating Interest (Capstead)               -                 -                  -                 -
  Administrative Fee (Capstead)                    1,805.63              0.72           5,574.92          3,059.51
  Administrative Fee (Other)                            -                 -                  -                 -
  Excess-Fees                                           -                 -                  -                 -
  Special Hazard Insurance (Aetna Casualty)             -                 -                  -                 -
                                             --------------    --------------    ---------------    --------------
                               Total Fees         22,911.42         23,756.91           8,919.80         21,473.45
Servicing Fee                                     22,362.25         22,537.06          35,013.70         27,988.35
Interest on Accelerated Prepayments                     -                 -                  -                 -
                                             --------------    --------------    ---------------    --------------
                Total Interest Distribution  $   464,891.20    $   558,193.06    $    865,789.96    $   608,311.92
                                             ==============    ==============    ===============    ==============
Loan Count                                              243               240                473               372
Weighted Average Pass-Through Rate              7.553033042          7.747638        7.371158949       6.849834025

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Nov-96

Deal Reference                                      93-2E.A            93-2E.B             93-2F              93-2G
                                                 --------------     ---------------    --------------    ---------------
Beginning Security Balance                       $63,165,218.41     $154,752,611.68    $85,620,532.00    $190,175,122.67
  Loans Repurchased                                         -                   -                 -                  -
  Scheduled Principal Distribution                   305,906.70          158,612.03         84,929.41         205,185.14
  Additional Principal Distribution                   30,219.50           41,706.10          7,416.53          47,705.40
  Liquidations Distribution                          412,988.35        1,364,701.63        472,631.50         169,511.70
  Accelerated Prepayments                                   -                   -                 -                  -
  Adjustments (Cash)                                        -                   -                 -                  -
  Losses/Foreclosures                                       -                   -                 -                  -
  Special Hazard Account                                    -                   -                 -                  -
                                                 --------------     ---------------    --------------    ---------------
                    Ending Security Balance      $62,416,103.86     $153,187,591.92    $85,055,554.56    $189,752,720.43
                                                 ==============     ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                          $   352,192.23     $    913,118.91    $   592,613.59    $  1,139,368.27
Compensating Interest                                  1,507.88            6,011.93               -               928.52
Fees:
  Trustee Fee (Tx. Com. Bk.)                             684.29            1,676.49          1,070.23           2,139.47
  Pool Insurance Premium (PMI Mtg. Ins.)              13,896.35           34,045.57         24,573.10                -
  Pool Insurance (GE Mort. Ins.)                            -                   -                 -                  -
  Pool Insurance (United Guaranty Ins.)                     -                   -                 -                  -
  Backup for Pool Insurance (Fin. Sec. Assur                -                   -                 -                  -
  Special Hazard Insurance (Comm. and Ind.)                 -                   -            2,561.47                -
  Bond Manager Fee (Capstead)                            789.57            1,934.41               -             2,377.19
  Excess Compensating Interest (Capstead)                   -                   -                 -                  -
  Administrative Fee (Capstead)                        2,237.12            5,481.11              0.07           7,924.09
  Administrative Fee (Other)                                -                   -                 -                  -
  Excess-Fees                                               -                   -                 -                  -
  Special Hazard Insurance (Aetna Casualty)                 -                   -                 -                  -
                                                 --------------     ---------------    --------------    ---------------
                               Total Fees             17,607.33           43,137.58         28,204.87          12,440.75
Servicing Fee                                         18,070.81           41,471.88         27,144.26          47,963.13
Interest on Accelerated Prepayments                         -                   -                 -                  -
                                                 --------------     ---------------    --------------    ---------------
                Total Interest Distribution      $   389,378.25     $  1,003,740.30    $   647,962.72    $  1,200,700.67
                                                 ==============     ===============    ==============    ===============
Loan Count                                                  240                 516               290                668
Weighted Average Pass-Through Rate                  6.719522906         7.127227102           7.52993        7.195242621

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Nov-96

Deal Reference                                      93-2H.1            93-2H.2            93-2I           93-2I.1
                                                --------------     --------------    --------------    --------------
Beginning Security Balance                      $38,301,986.00     $77,718,181.72    $51,206,167.62    $53,570,997.95
  Loans Repurchased                                        -                  -                 -                 -
  Scheduled Principal Distribution                   38,112.93          70,720.28         49,548.13         46,860.08
  Additional Principal Distribution                   7,084.71          10,497.78          3,503.68          7,015.74
  Liquidations Distribution                         693,830.90       1,846,018.21      1,507,276.57        898,299.08
  Accelerated Prepayments                                  -                  -                 -                 -
  Adjustments (Cash)                                       -                  -              101.52               -
  Losses/Foreclosures                                      -                  -                 -                 -
  Special Hazard Account                                   -                  -                 -                 -
                                                --------------     --------------    --------------    --------------
                    Ending Security Balance     $37,562,957.46     $75,790,945.45    $49,645,737.72    $52,618,823.05
                                                ==============     ==============    ==============    ==============
Interest Distribution:
Due Certificate Holders                         $   264,554.34        $484,932.35       $331,050.07       $341,300.89
Compensating Interest                                      -                  -                 -                 -
Fees:
  Trustee Fee (Tx. Com. Bk.)                            478.75             971.48            640.04            669.64
  Pool Insurance Premium (PMI Mtg. Ins.)                   -                  -                 -                 -
  Pool Insurance (GE Mort. Ins.)                     10,992.65          22,849.14         14,559.59         15,749.88
  Pool Insurance (United Guaranty Ins.)                                       -                 -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)             -                  -                 -                 -
  Special Hazard Insurance (Comm. and Ind.)           1,145.86                -                 -                 -
  Bond Manager Fee (Capstead)                              -                  -                 -                 -
  Excess Compensating Interest (Capstead)                  -             4,647.52               -            1,105.49
  Administrative Fee (Capstead)                         385.01           3,238.18            367.01          2,232.08
  Administrative Fee (Other)                               -                  -                 -                 -
  Excess-Fees                                              -                  -               (2.03)              -
  Special Hazard Insurance (Aetna Casualty)                -             2,014.20          1,531.88          1,388.38
                                                --------------     --------------    --------------    --------------
                               Total Fees            13,002.27          33,720.52         17,096.49         21,145.47
Servicing Fee                                        12,653.35          24,286.97         16,001.91         16,740.98
Interest on Accelerated Prepayments                        -                  -                 -                 -
                                                --------------     --------------    --------------    --------------
                Total Interest Distribution     $   290,209.96     $   542,939.84    $   364,148.47    $   379,187.34
                                                ==============     ==============    ==============    ==============
Loan Count                                                 125                274               190               206
Weighted Average Pass-Through Rate                    7.534674        7.487550624          7.695778        7.64520139

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Nov-96

Deal Reference                                       93-2I.2          1995-A             1996-A             1996-B
                                                 --------------   ---------------    --------------     ---------------
Beginning Security Balance                       $58,565,449.16   $122,590,207.93    $88,037,302.92     $182,987,308.21
  Loans Repurchased                                         -                 -                 -                   -
  Scheduled Principal Distribution                    50,127.43         99,894.60         79,943.48          160,509.06
  Additional Principal Distribution                      269.55         83,191.90          5,808.72          100,511.03
  Liquidations Distribution                          868,283.89        593,873.16      2,372,757.75        1,973,002.84
  Accelerated Prepayments                                   -                 -                 -                   -
  Adjustments (Cash)                                        -                 -                 -                   -
  Losses/Foreclosures                                       -                 -                 -                   -
  Special Hazard Account                                    -                 -                 -                   -
                                                 --------------   ---------------    --------------     ---------------
                    Ending Security Balance      $57,646,768.29   $121,813,248.27    $85,578,792.97     $180,753,285.28
                                                 ==============   ===============    ==============     ===============
Interest Distribution:
Due Certificate Holders                             $372,595.11       $766,733.03       $547,226.33       $1,140,016.04
Compensating Interest                                       -                 -                 -                   -
Fees:
  Trustee Fee (Tx. Com. Bk.)                             732.07          1,021.58          1,100.47            2,287.34
  Pool Insurance Premium (PMI Mtg. Ins.)              16,901.01               -                 -             49,452.32
  Pool Insurance (GE Mort. Ins.)                            -           45,971.33         25,354.75                 -
  Pool Insurance (United Guaranty Ins.)                     -                 -                 -                   -
  Backup for Pool Insurance (Fin. Sec. Assu            2,694.05               -                 -              4,244.21
  Special Hazard Insurance (Comm. and Ind.)                 -                 -                 -                   -
  Bond Manager Fee (Capstead)                               -                 -                 -                   -
  Excess Compensating Interest (Capstead)              1,489.05            502.11          4,780.58            4,555.64
  Administrative Fee (Capstead)                        2,440.12          3,377.20          3,668.07            7,624.42
  Administrative Fee (Other)                                -                 -                 -                   -
  Excess-Fees                                               -                 -                 -                   -
  Special Hazard Insurance (Aetna Casualty)            1,752.08          2,809.36          2,017.52            5,291.39
                                                 --------------   ---------------    --------------     ---------------
                               Total Fees             26,008.38         53,681.58         36,921.39           73,455.32
Servicing Fee                                         18,301.65         38,309.50         24,525.58           53,220.58
Interest on Accelerated Prepayments                         -                 -                 -                   -
                                                 --------------   ---------------    --------------     ---------------
                Total Interest Distribution      $   416,905.14   $    858,724.11    $   608,673.30     $  1,266,691.94
                                                 ==============   ===============    ==============     ===============
Loan Count                                                  225               520               304                 598
Weighted Average Pass-Through Rate                  7.634435293       7.505327314       7.459015374            7.476034

                                  Page 4 of 5

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Nov-96

Deal Reference                                     1996-C.1           1996-C.2           1996-C.3
                                                --------------     ---------------     --------------
Beginning Security Balance                      $48,634,723.18     $130,412,920.53     $77,017,907.67
  Loans Repurchased                                                            -                  -
  Scheduled Principal Distribution                   38,391.31          115,761.83          58,706.23
  Additional Principal Distribution                   3,192.48           25,269.36          15,283.43
  Liquidations Distribution                       1,064,923.36        5,806,531.73       2,130,129.17
  Accelerated Prepayments                                  -                   -                  -
  Adjustments (Cash)                                       -                   -                  -
  Losses/Foreclosures                                      -                   -                  -
 Special Hazard Account                                    -                   -                  -
                                                --------------     ---------------     --------------
                    Ending Security Balance     $47,528,216.03     $124,465,357.61     $74,813,788.84
                                                ==============     ===============     ==============
Interest Distribution:
Due Certificate Holders                         $   311,196.41     $    773,990.60     $   484,860.73
Compensating Interest                                      -              1,671.56                -
Fees:
  Trustee Fee (Tx. Com. Bk.)                            607.93            1,086.77             641.82
  Pool Insurance Premium (PMI Mtg. Ins.)                   -                   -                  -
  Pool Insurance (GE Mort. Ins.)                     14,006.80                 -                  -
  Pool Insurance (United Guaranty Ins.)                    -                   -            28,689.18
  Backup for Pool Insurance (Fin. Sec. Assur.)             -                   -                  -
  Special Hazard Insurance (Comm. and Ind.)                -                   -                  -
  Bond Manager Fee (Capstead)                              -                   -                  -
  Excess Compensating Interest (Capstead)             2,267.51               17.99           6,877.29
  Administrative Fee (Capstead)                       2,431.71            2,716.87           3,143.29
  Administrative Fee (Other)                               -                   -                  -
  Excess-Fees                                              -                   -                  -
  Special Hazard Insurance (Aetna Casualty)           1,114.54                 -             2,227.10
                                                --------------     ---------------     --------------
                               Total Fees            20,428.49            3,821.63          41,578.68
Servicing Fee                                        15,198.35           35,101.23          24,067.96
Interest on Accelerated Prepayments                        -                   -                  -
                                                --------------     ---------------     --------------
                Total Interest Distribution     $   346,823.25     $    814,585.02     $   550,507.37
                                                ==============     ===============     ==============
Loan Count                                                 187                 468                316
Weighted Average Pass-Through Rate                    7.678376         7.137288148           7.554514


                                  Page 5 of 5